Connecticut Water Service, Inc.
2009 Annual Meeting
of Shareholders
May 13, 2009

Forward Looking Statements
Except for the historical statements and
discussions, some statements contained in this
report constitute “forward looking statements”
within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. These forward looking
statements are based on current expectations and
rely on a number of assumptions concerning future
events, and are subject to a number of
uncertainties and other factors, many of which are
outside our control, that could cause actual results
to differ materially from such statements.

2008 Revenues - $61 Million
2007 Revenues - $59 Million
2008 EPS - $1.12
2007 EPS - $1.06
2008 Net Income - $9.3 Million
2007 Net Income - $8.8 Million
2008 Recap

EPS
$0.81
$1.06
$1.12
Segment Earnings
2006 - 2008

Invest in Water Plant	$40.00
Capitalize 50% with Debt Capitalize 50% with Equity (1 share of CTWS)	$20.00 $20.00
10.125%* Regulatory return on equity	$2.03
* After tax return
Earnings Growth
Using the Regulated Model

Dividend Growth

Total Return in 2008

Milestones

2009- A Look Ahead

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Our Strategy…

Growth Strategy

Customer Strategy

Employee Strategy

Shareholder Strategy

Infrastructure
Investment & Recovery

Acquisitions

Customer Growth

Contract Services

Percent of residential
customers enrolled
* Enrollment fee increased 7.5% in 3rd Q
2007
2006*
2005
2004
2008
Linebacker®
Service Line Protection
Renewal Rate
>90%

Customer Service

World Class 85%
Customer Satisfaction

Employee Satisfaction

2008 Performance

2008 Performance

2008 Performance
Conservative Financial Management

Thank you for your support
Your Questions & Feedback…

ConnecticutWater

ConnecticutWater





$1.15
$0.90
$0.65
$0.40
2006
2007
2008
Water Activities
Real Estate
Services & Rentals

ConnecticutWater

ConnecticutWater


$0.88
$0.86
$0.84
$0.82
03
04
05
06
07
08

ConnecticutWater



3.74%
10%
0%
-10%
-20%
-30%
-40%
-13.7%
-37%
CTWS
Peer Avg.
S&P 500

ConnecticutWater

- Acquisitions w/innovative ratemaking
  - Birmingham Eastern - 1/2008
  - Ellington Acres 1/2009



- Financial
  - S&P reaffirms 'A' ratings
  - Access to immediate capital doubled ($21 to $40 million) 5/2009

ConnecticutWater

- Initial WICA filing
- Land Sale
- Supporting Customers
  - Rate reduction
  - H2O Assistance Program
- Q1 Earnings
  - EPS expectations
  - Monitoring customer usage pattern



ConnecticutWater







ConnecticutWater



Customer

Growth

Employee

Shareholder

ConnecticutWater

- Infrastructure Investment and Recovery
- Acquisitions
- Service Offerings



- Deliver High Quality Water
- Reliability
- Efficiency
- Responsive & Courteous Service



ConnecticutWater

- Based on Building Trust
- Team & Service Oriented
- Professionals



ConnecticutWater

- Consistent Financial Performance
- Strong Dividend Yield
- High Earnings Quality
- Strong Balance Sheet
- Conservative Financial Management


Connecticut Water
CONNECTICUT WATER SERVICE, INC.
SEAL

ConnecticutWater

# Growth

- Begin recovery on $15.5 million in 2007 CapEx
- Water Infrastructure and Conservation Adjustment (WICA)
  - IAR Approved March 2009
  - 1st Surcharge Scheduled for 3rd Q


ConnecticutWater
INVESTING IN YOUR COMMUNITY
1-800-286-5700

ConnecticutWater

# Growth

- Ellington Acres Company
  - 750 customers
  - $1.5 million cash
  - Closed January 2009

**STOCK PURCHASE**
**OF**
**ELLINGTON ACRES COMPANY**
**BY**
**THE CONNECTICUT WATER COMPANY**

**January 16, 2008**

1. Stock Purchase Agreement, dated as of July 21, 2008, by and between The Connecticut Water Company ("CWC"), Ellington Acres Company ("EAC") and the EAC Shareholders.
2. Disclosure Schedules to the Stock Purchase Agreement
3. Stock Certificates and Stock Powers from EAC Shareholders

- Pending
  - Water systems in Mansfield and Killingworth
  - 500 customers combined
  - Less than $300,000 combined

ConnecticutWater

# Growth


5%
3%
0%
Since 1/1/2008
Acquisitions
System Expansion

More than 500 public water supply systems remain in Connecticut

ConnecticutWater

## Growth

- Management of UConn's water systems in Storrs
- 80 water & wastewater contracts (35 from BU)


1881

ConnecticutWater

# Growth





20%
25%
30%

## Customer

- EPA Partnership for Safe Water for 10 Years
- $19.9 M invested in 2008
- Call on past due bills
- People answer the phone
- Reverse 911 notification system



ConnecticutWater

# Customer



92%
88%
84%
80%
76%
72%
2006
2007
2008
Customer Satisfaction

ConnecticutWater

## Employee

- Exceeded development goals
- Reward performance
- Employee Satisfaction
  - Honesty, Trust & Respect
  - Communication
  - Leadership
- Component of Executive Compensation



ConnecticutWater

## Shareholder

- Consistent Financial Performance
  - Total Return ranked #2
  - 5.7% increase in EPS
- Dividends
  - Dividend yield ranked #3
  - Paid since 1956
  - 39 years of increasing dividends
  - 1.7% increase in dividend (2X historical rate)



Connecticut Water

## Shareholder

- High Earnings Quality
  - More than 90% of Revenues and 92% of Earnings from regulated business
- Strong Balance Sheet
  - 3.2% increase in Net Utility Plant
  - 2.3% increase in Book Value



Connecticut Water

# Shareholder

The STATON INSTITUTE®

Russell Investments

STANDARD & POOR'S

US Broad Dividend Achievers™ Index

ConnecticutWater

ConnecticutWater